Exhibit 21.1
SUBSIDIARIES OF KKR PRIVATE EQUITY CONGLOMERATE LLC
(As of December 31, 2025)

Name	Jurisdiction
K-PEC Abacus Aggregator GP Limited	Cayman Islands
K-PEC Abacus LLC	Delaware
K-PEC Aggregator HK GP Limited	Hong Kong
K-PEC Allium Aggregator GP LLC	Delaware
K-PEC Aries Aggregator GP Limited	Cayman Islands
K-PEC Aries LLC	Delaware
K-PEC Asset Funding LLC	Cayman Islands
K-PEC Athena Aggregator GP Limited	Cayman Islands
K-PEC Athena LLC	Delaware
K-PEC Azur Aggregator GP Limited	Cayman Islands
K-PEC Azur LLC	Delaware
K-PEC Banff Aggregator GP Limited	Cayman Islands
K-PEC Banff LLC	Delaware
K-PEC Broom Aggregator GP Limited	Cayman Islands
K-PEC Broom LLC	Delaware
K-PEC Cape Aggregator GP Limited	Cayman Islands
K-PEC Cape LLC	Delaware
K-PEC Castle Aggregator GP Limited	Cayman Islands
K-PEC Castle LLC	Delaware
K-PEC Century Aggregator GP LLC	Delaware
K-PEC Comet Aggregator GP Limited	Cayman Islands
K-PEC Comet Aggregator GP LLC	Delaware
K-PEC Comet Holdings GP LLC	Delaware
K-PEC Comet LLC	Delaware
K-PEC Compass Aggregator GP LLC	Delaware
K-PEC Cube Aggregator GP LLC	Delaware
K-PEC Dance Aggregator GP Limited	Cayman Islands
K-PEC Dance LLC	Delaware
K-PEC Dante Aggregator GP Limited	Cayman Islands
K-PEC Dante LLC	Delaware
K-PEC Drive 2024 Aggregator GP Limited	Cayman Islands
K-PEC Drive LLC	Delaware
K-PEC Egret Aggregator GP Limited	Cayman Islands
K-PEC Egret LLC	Delaware
K-PEC Emerald Aggregator GP Limited	Cayman Islands
K-PEC Emerald LLC	Delaware
K-PEC Equinox Aggregator GP Limited	Cayman Islands
K-PEC Equinox LLC	Delaware
K-PEC Evergreen Aggregator GP Limited	Cayman Islands
K-PEC Evergreen LLC	Delaware
K-PEC Fidelio Aggregator GP LLC	Delaware

K-PEC FK Investment Capital GP LLC	Delaware
K-PEC FK Investment Funding GP LLC	Delaware
K-PEC FK Investment Funding 2 GP LLC	Delaware
K-PEC FK Investment GP LLC	Delaware
K-PEC FK Investment Intermediate GP LLC	Delaware
K-PEC Formulations Aggregator GP LLC	Delaware
K-PEC Frigeo Aggregator GP LLC	Delaware
K-PEC Game Changer Aggregator GP LLC	Delaware
K-PEC Gameday Aggregator GP LLC	Delaware
K-PEC Gamma Aggregator GP LLC	Delaware
K-PEC Ganesha Aggregator GP Limited	Cayman Islands
K-PEC Ganesha LLC	Delaware
K-PEC Geologist Aggregator GP Limited	Cayman Islands
K-PEC Geologist LLC	Delaware
K-PEC Hector Aggregator GP Limited	Cayman Islands
K-PEC Hector LLC	Delaware
K-PEC HedgeCo LLC	Cayman Islands
K-PEC HedgeCo Preferred Holder Limited	Cayman Islands
K-PEC Highlander Aggregator GP Limited	Cayman Islands
K-PEC Highlander LLC	Delaware
K-PEC HMH Investment Capital GP LLC	Delaware
K-PEC HMH Investment Holding GP LLC	Delaware
K-PEC HMH Investment GP LLC	Delaware
K-PEC Holdings LLC	Delaware
K-PEC Horizon LLC	Delaware
K-PEC Icon Aggregator GP LLC	Delaware
K-PEC Illume Aggregator GP Limited	Cayman Islands
K-PEC Illume LLC	Delaware
K-PEC Inception Aggregator GP Limited	Cayman Islands
K-PEC Inception LLC	Delaware
K-PEC Indigo Aggregator GP LLC	Delaware
K-PEC Dynamo Aggregator GP Limited (fka K-PEC Infinity Asia Aggregator GP Limited)	Cayman Islands
K-PEC Dynamo LLC (fka K-PEC Infinity Asia LLC)	Delaware
K-PEC Insight Aggregator GP LLC	Delaware
K-PEC Integrity 2025 Aggregator GP Limited	Cayman Islands
K-PEC Integrity 2025 LLC	Delaware
K-PEC June Aggregator GP LLC	Delaware
K-PEC Kairos Aggregator GP Limited	Cayman Islands
K-PEC Kairos LLC	Delaware
K-PEC Kelvin Aggregator GP Limited	Cayman Islands
K-PEC Kelvin LLC	Delaware
K-PEC Leaf Aggregator GP Limited	Cayman Islands
K-PEC Liquidity Limited	Cayman Islands
K-PEC Lucis Aggregator GP Limited	Cayman Islands
K-PEC Lucis LLC	Delaware

K-PEC Merlin Aggregator GP LLC	Delaware
K-PEC Modena Aggregator GP LLC	Delaware
K-PEC Mountain LLC	Delaware
K-PEC Mounty Aggregator GP Limited	Cayman Islands
K-PEC Mounty LLC	Delaware
K-PEC Nest Aggregator GP LLC	Delaware
K-PEC Obsidian Aggregator GP LLC	Delaware
K-PEC Oculus Aggregator GP LLC	Delaware
K-PEC Odyssey Aggregator GP L.P.	Ontario
K-PEC Odyssey LLC	Delaware
K-PEC Odyssey LP Holder LLC	Delaware
K-PEC Orion Aggregator GP Limited	Cayman Islands
K-PEC Orion LLC	Delaware
K-PEC Palladium Aggregator GP Limited	Cayman Islands
K-PEC Palladium LLC	Delaware
K-PEC Patagonia Aggregator GP Limited	Cayman Islands
K-PEC Patagonia LLC	Delaware
K-PEC Pebble Aggregator GP Limited	Cayman Islands
K-PEC Pebble LLC	Delaware
K-PEC Phoenix Aggregator GP LLC	Delaware
K-PEC Phoenix Holdings GP Limited	Cayman Islands
K-PEC Phoenix LLC	Delaware
K-PEC PlutusX Aggregator GP Limited	Cayman Islands
L-PEC PlutusX LLC	Delaware
K-PEC Poseidon Aggregator GP Limited	Cayman Islands
K-PEC Poseidon LLC	Delaware
K-PEC Precise Aggregator GP Limited	Cayman Islands
K-PEC Precise LLC	Delaware
K-PEC Proof Blocker GP LLC	Delaware
K-PEC Proof GP LLC	Delaware
K-PEC Rainbow Aggregator GP Limited	Cayman Islands
K-PEC Rainbow LLC	Delaware
K-PEC Rapid Aggregator GP Limited	Cayman Islands
K-PEC Rapid LLC	Delaware
K-PEC Respond Aggregator GP LLC	Delaware
K-PEC Rhea Aggregator GP LLC	Delaware
K-PEC Rise Aggregator GP Limited	Cayman Islands
K-PEC Rise LLC	Delaware
K-PEC Romulus Aggregator GP LLC	Delaware
K-PEC Sandy Aggregator GP Limited	Cayman Islands
K-PEC Sandy LLC	Delaware
K-PEC Sansibar Aggregator GP Limited	Cayman Islands
K-PEC Sansibar LLC	Delaware
K-PEC Show Aggregator GP Limited	Cayman Islands
K-PEC Show LLC	Delaware

K-PEC Silver Aggregator GP Limited	Cayman Islands
K-PEC Silver Investment Holding GP LLC	Delaware
K-PEC Silver Investment Intermediate GP LLC	Delaware
K-PEC Silver Investment GP LLC	Delaware
K-PEC Silver LLC	Delaware
K-PEC Skagit Aggregator GP LLC	Delaware
K-PEC Snacking Aggregator GP Limited	Cayman Islands
K-PEC Snacking LLC	Delaware
K-PEC Spark Aggregator GP LLC	Delaware
K-PEC Spire Aggregator GP LLC	Delaware
K-PEC Sprig Aggregator GP LLC	Delaware
K-PEC Stingray Aggregator GP LLC	Delaware
K-PEC Tassel Aggregator GP LLC	Delaware
K-PEC Tigra Aggregator GP Limited	Cayman Islands
K-PEC Tigra LLC	Delaware
K-PEC TK Investment Aggregator GP Limited	Cayman Islands
K-PEC TK Investment LLC	Delaware
K-PEC Traviata Aggregator GP Limited	Cayman Islands
K-PEC Traviata LLC	Delaware
K-PEC Trident Aggregator GP LLC	Delaware
K-PEC Uno Aggregator GP LLC	Delaware
K-PEC Wisdom Aggregator GP LLC	Delaware
K-PEC YYK LLC	Delaware
K-PEC Zinc Aggregator GP LLC	Delaware